                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 99.1

(STERLING BANCORP LOGO)                                        NEWS
                                                               IMMEDIATE RELEASE


John Tietjen                                         Kimberly Storin
Chief Financial Officer                              Investor Relations/Media Relations
Sterling Bancorp                                     The MWW Group
john.tietjen@sterlingbancorp.com                     kstorin@mww.com
212.757.8035                                         212.827.3752

            STERLING BANCORP REPORTS STRONG FY 2003 FINANCIAL RESULTS

       Full Year 2003 Net Income Increases 11% in 8th Consecutive Year of
                                 Record Results

New York, NY, January 22, 2004 - Sterling Bancorp (NYSE: STL), a financial holding company and the parent company of Sterling National Bank, today reported its financial results for the fiscal year and fourth quarter ended December 31, 2003.

2003 Highlights:

-        8th consecutive year of record results

-        Net income increased 11% for both the full year and fourth quarter of
         2003

- Total loans and demand deposits on average reached all-time highs for the full year and fourth quarter of 2003

-        Diluted earnings per share for the full year 2003 increased by 12%

"In 2003 Sterling ranked among the top fifty fastest growing companies in New York City according to the December 29 issue of Crain's New York Business," said Louis J. Cappelli, Chairman and Chief Executive Officer. "The strength of our unique business model is demonstrated by this ranking, as well as by our solid financial results. This was Sterling's 8th consecutive year of record financial results, with net income growth in the double-digits and both demand deposits and loans reaching all-time highs."

"This fall we kicked off the year-long 75th anniversary celebration of Sterling National Bank," continued Chairman Cappelli. "Since 1929, our corporate strategies have centered on offering a diverse range of financial products, providing `high touch' customer service, increasing shareholder value and building the Sterling brand. In spite of this year's challenging economic conditions, we never lost our focus, which resulted in strong top line growth and consistent financial results."

Chairman Cappelli concluded, "In line with our plans to strengthen the Sterling brand, we increased our presence in the New York City metro area and beyond by broadening our customer base and increasing activity with our existing customers. Transactions such as the pending Westchester County acquisition and the Long Island City branch opening illustrate our ongoing dedication to serving our customers with personalized banking and financial services."

FOURTH QUARTER CORPORATE HIGHLIGHTS

Sterling's Long Island City regional banking center began serving Queens residents in December 2003. In addition to traditional banking and financial services, the new regional banking center also includes QuickCheck(TM), a check cashing facility that provides money orders and wire transfers services principally to non-bank customers.

Additionally, in December, Sterling announced plans to expand into Westchester County, New York, by acquiring a City & Suburban Federal Savings Bank branch location in Yonkers. The transaction is scheduled to close in February 2004.

The new regional banking center in Long Island City and the new Westchester branch will both provide the full range of Sterling's banking and financial services through a commercial lending unit, a retail branch office, and an expanded residential mortgage facility.

FULL YEAR AND FOURTH QUARTER 2003 FINANCIAL RESULTS

NET INCOME

For the year ended December 31, 2003, net income increased by 11.1% to $24.2 million from $21.8 million in 2002. Diluted earnings per share for 2003 were $1.53, compared to $1.37 in 2002 (adjusted to reflect the five-for-four stock split effected in September 2003).

The increase in net income for the 2003 year reflected continued growth in both net interest income and noninterest income, which in conjunction with a lower provision for loan losses, more than offset increases in noninterest expenses and the provision for taxes.

For the fourth quarter of 2003, Sterling reported net income of $6.4 million, an 11.3% year-over-year increase. Diluted earnings per share for the fourth quarter rose to $0.40 from $0.36 in the corresponding period of 2002.

In February 2002, Sterling issued trust-preferred securities through a wholly owned subsidiary trust. In financial reports issued after that date, and in conformity with applicable accounting rules, Sterling reported the trust-preferred securities on the balance sheet between the liabilities and equity sections and reported the dividends paid on those securities in the income statement as a noninterest expense. In December 2003, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 46R ("FIN 46R") "Consolidation of Variable Interest Entities," which clarified certain provisions of a previously released interpretation. Under the provisions of FIN 46R, adopted as of December 31, 2003, Sterling deconsolidated the issuer trust. As a result, Sterling accounted for its investment in the trust as an asset, its junior subordinated debentures as long-term debt and the interest paid on those debentures as interest expense. Also, as permitted by FIN 46R, prior period presentations have been restated to conform to the current presentation.

While the adoption of FIN 46R had no impact on Sterling's net income, the changes affected certain expenses and ratios for the full year and fourth quarter of 2003 and 2002. The reclassifications required under the provisions of FIN 46R resulted in reductions in the net interest margin and noninterest expenses and increases in interest expense and the cost of funds.

NET INTEREST INCOME

For the year ended December 31, 2003, net interest income, on a tax equivalent basis, increased to $75.0 million from $74.0 million in 2002.

Net interest margin, on a tax equivalent basis, for the year ended December 31, 2003 was 5.33%, compared to 5.74% for 2002. The decrease was primarily the result of the impact of the lower interest rate environment in 2003, partially offset by the impact of an increase in average loan outstandings.

Net interest income for the fourth quarter of 2003, on a tax equivalent basis, increased to $19.3 million from $18.8 million in the fourth quarter of 2002.

Net interest margin for the full year and fourth quarter 2003 and 2002 was affected by Sterling's adoption of FIN 46R (as discussed above).

LOANS

Average total loans for the year ended December 31, 2003 grew 14.9% to $857.4 million. All significant segments of Sterling's loan portfolio showed increases in average outstandings for the year.

For the fourth quarter of 2003, average total loans also reached an historical high, increasing 12.2% year-over-year to $896.0 million.

DEMAND DEPOSITS

For the full year of 2003, average demand deposits reached an all-time high, increasing 17.4% to $370.6 million. As of December 31, 2003, demand deposits were 39.1% of total deposits, placing Sterling among banks with the highest ratio of demand to total deposits.

Average demand deposits for the fourth quarter of 2003 also reached an all-time high of $399.5 million, increasing 19.4% from the corresponding period of 2002.

COST OF FUNDS

Management's ongoing efforts to limit funding costs, in conjunction with the historically low interest rate environment in 2003, decreased the cost of funds for the year ended December 31, 2003 to 1.76% from 2.24% in 2002.

In the fourth quarter of 2003, the total interest expense decreased to $4.4 million compared to $4.9 million in the corresponding period of 2002. The average rate paid on interest bearing funds was 1.65% for the fourth quarter of 2003, compared to 2.05% for the similar period of 2002.

The cost of funds for the fourth quarter and full year of 2003 and 2002 was negatively impacted by Sterling's adoption of FIN 46R (as discussed above).

NONINTEREST INCOME AND NONINTEREST EXPENSES

For the year ended December 31, 2003, noninterest income increased 11.3% to $32.6 million from $29.3 million in 2002. This increase was primarily the result of increased income from mortgage banking activities, partially offset by lower fees for various services, gains on sales of available for-sale securities, and revenue from a bank-owned life insurance program.

Noninterest expenses for the year ended December 31, 2003 were $58.9 million, compared to $57.4 million in 2002. The increase is primarily due to higher expenses related to salaries, pensions, equipment, and mortgage taxes paid in connection with real estate lending activities. Reductions in fees for professional services, occupancy, advertising and marketing, stationary and printing, and various other expenses partially offset the increases in noninterest expenses. The modest 2.6% increase in noninterest expenses reflects management's continued efforts to control costs throughout the year.

Noninterest income for the fourth quarter of 2003 increased 12.8% to $8.3 million compared to $7.3 million in the corresponding period in 2002. Noninterest expenses for the fourth quarter of 2003 were $14.7 million, compared to $14.3 million in the corresponding quarter of 2002.

ASSET QUALITY

As of December 31, 2003, nonperforming assets were $4.2 million, representing 0.24% of total assets.

The provision for loan losses for the year ended December 31, 2003 decreased to $8.7 million from $10.8 million for 2002. During 2002, Sterling recorded a $5.4 million charge-off related to a customer's involuntary bankruptcy. The allowance for loan losses as a percentage of loans held in portfolio was 1.61% as of December 31, 2003.

The provision for loan losses in the fourth quarter of 2003 was $2.6 million compared to $2.3 million in the fourth quarter of 2002.

STOCK SPLIT AND DIVIDEND

Sterling's Board of Directors approved a five-for-four stock split on August 21, 2003, which was effected in September 2003 through a 25% stock dividend in which Sterling's shareholders received one additional common share for each four common shares currently held. Sterling's annual dividend payout rate increased to 41.8% in 2003 from

34.8% in 2002. Outstanding shares of common stock as of December 31, 2003 were
14.9 million.

On November 20, 2003, Sterling's Board of Directors approved a fourth quarter cash dividend of $0.19 per common share, which equates to a $0.76 annual dividend for common shareholders. Sterling has distributed cash dividends for 232 consecutive quarters, or 58 years, illustrating Sterling's dedication to returning profits to its shareholders.

CONFERENCE CALL

Sterling Bancorp will host a teleconference call for the financial community this morning at 10:00 a.m. Eastern Time to discuss the full year and fourth quarter 2003 financial results. To access the conference call live, interested parties may dial 800-544-6192 at least 10 minutes prior to the call and reference passcode 374448.

A replay of the conference call will be available at 1:00 pm EST this afternoon until 11:59 p.m. EST on Wednesday, January 28, 2004. To access the replay by telephone, interested parties may dial 888-266-2081 or 703-925-2533 and enter the passcode 374448.

ABOUT STERLING BANCORP

Sterling Bancorp (NYSE: STL) is a financial holding company with assets of $1.8 billion, offering a broad array of banking and financial services and products. Its principal banking subsidiary is Sterling National Bank, founded in 1929. Sterling provides a wide range of products and services, including business and consumer loans, commercial and residential mortgage lending and brokerage, asset-based financing, factoring, trade financing, equipment leasing, corporate and consumer deposit services, trust and estate administration, and investment management services. The Company has operations in the metropolitan New York area, North Carolina and mid-Atlantic States, and conducts business throughout the U.S.

This press release may contain statements, including but not limited to, statements concerning future results of operations or financial position, borrowing capacity and future liquidity, future investment results, future credit exposure, future loan losses and plans and objectives for future operations, and other statements regarding matters that are not historical facts, that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts but instead are subject to numerous assumptions, risks and uncertainties, and represent only the Company's belief regarding future events, many of which, by their nature, are inherently uncertain and outside of its control. Any forward-looking statements the Company may make speak only as of the date on which such statements are made. It is possible that the Company's actual results and financial position may differ, possibly materially, from the anticipated results and financial condition indicated in or implied by these forward-looking statements. For a discussion of some of the risks and important factors that could affect the Company's future results, see "Business -- Cautionary Statement Regarding Forward-looking Statements" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

                                STERLING BANCORP
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                      THREE MONTHS               TWELVE MONTHS
                                                    ENDED DECEMBER 31,         ENDED DECEMBER 31,
                                                  ---------------------       ---------------------
                                                   2003          2002           2003         2002
                                                  -------       -------       -------       -------
OPERATING HIGHLIGHTS
   Interest income                                $23,501       $23,480       $91,582       $94,197
   Interest expense                                 4,410         4,904        17,591        21,209
   Provision for loan losses                        2,604         2,339         8,740        10,771
   Noninterest income                               8,251         7,315        32,556        29,256
   Noninterest expenses                            14,676        14,259        58,910        57,395
   Net income                                       6,383         5,736        24,204        21,778

   Earnings per common share:(1)
     Basic                                           0.43          0.38          1.62          1.45
     Diluted                                         0.40          0.36          1.53          1.37
   Cash dividends declared (1)                       0.19          0.15          0.68          0.51
   Common shares outstanding:(1)
     Period end                                    14,938        14,846        14,938        14,846
     Average Basic                                 14,936        14,844        14,883        14,947
     Average Diluted                               15,924        15,598        15,758        15,798
   Return on average assets                          1.50%         1.52%         1.52%         1.48%
   Return on average tangible equity (2)            21.48%        21.37%        21.42%        20.72%
   Return on average stated equity (3)              18.21%        17.83%        18.04%        17.25%
   Net interest spread, tax equivalent basis         4.55%         4.99%         4.82%         5.15%
   Net interest margin, tax equivalent basis         5.02%         5.55%         5.33%         5.74%

ASSET QUALITY HIGHLIGHTS
PERIOD END
   Net charge-offs                                $ 2,495       $ 1,612       $ 7,673       $11,024
   Nonperforming loans                              3,343         1,784         3,343         1,784
   Other real estate owned                            830           823           830           823
   Nonperforming assets                             4,173         2,607         4,173         2,607

   Nonperforming loans/loans (4)                     0.36%         0.21%         0.36%         0.21%
   Nonperforming assets/assets                       0.24%         0.17%         0.24%         0.17%
   Allow loan loss/loans (5)                         1.61%         1.71%         1.61%         1.71%
   Allow loan loss/nonperform loans                432.52%       759.47%       432.52%       759.47%

(1) Prior periods have been restated to reflect the five- for- four stock split effected in September 2003.

(2) Average tangible equity represents average shareholders' equity less averge excess cost over equity in net assets of the bank.

(3)      Average stated equity is equal to average shareholders' equity.

(4) The term "loans" includes loans held for sale and loans held in portfolio.

(5)      The term "loans" includes loans held in portfolio only.

                                STERLING BANCORP
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                   THREE MONTHS                     TWELVE MONTHS
                                                 ENDED DECEMBER 31,                ENDED DECEMBER 31,
                                            ---------------------------       ---------------------------
                                               2003             2002             2003             2002
                                            ----------       ----------       ----------       ----------
BALANCE SHEET HIGHLIGHTS
PERIOD END BALANCES
   Security investments                     $  683,118       $  588,774       $  683,118       $  588,774
   Loans held for sale                          40,557           54,685           40,557           54,685
   Loans held in portfolio, net of u/d         900,556          791,315          900,556          791,315
   Total earning assets                      1,625,887        1,442,647        1,625,887        1,442,647
   Allowance for loan losses                    14,459           13,549           14,459           13,549
   Total assets                              1,758,746        1,561,950        1,758,746        1,561,950

   Noninterest-bearing deposits                474,092          401,568          474,092          401,568
   Interest-bearing deposits                   737,649          645,540          737,649          645,540
   Customer repurchase agreements               42,491           60,926           42,491           60,926
   Shareholders' equity                        143,185          129,780          143,185          129,780

AVERAGE BALANCES
   Security investments                     $  651,219       $  569,173       $  593,005       $  589,390
   Loans held for sale                          53,543           47,815           71,779           37,459
   Loans held in portfolio, net of u/d         842,444          750,854          785,575          708,656
   Total earning assets                      1,557,948        1,385,078        1,459,591        1,355,703
   Allowance for loan losses                    15,139           13,593           14,720           13,986
   Total assets                              1,689,685        1,500,763        1,587,623        1,466,922

   Noninterest-bearing deposits                399,524          334,471          370,554          315,757
   Interest-bearing deposits                   721,988          683,191          683,748          676,296
   Customer repurchase agreements               79,336           58,989           71,648           63,540
   Shareholders' equity                        139,053          127,625          134,150          126,274

CAPITAL RATIOS
   Tier 1 risk based                             13.63%           14.09%           13.63%           14.09%
   Total risk based                              14.88%           15.34%           14.88%           15.34%
   Leverage                                       8.87%            8.95%            8.87%            8.95%

Book value per common share (1)             $     9.44       $     8.60       $     9.44       $     8.60

(1) Prior periods have been restated to reflect the five- for- four stock split effected in September 2003.

                                STERLING BANCORP
                                 BALANCE SHEETS
                     (IN THOUSANDS, EXCEPT NUMBER OF SHARES)

                                                                              DECEMBER 31,
                                                                     ----------------------------
                                                                         2003            2002
                                                                     -----------      -----------
ASSETS
Cash and due from banks                                              $    63,948      $    58,174
Interest-bearing deposits with other banks                                 1,656            2,873
Federal funds sold                                                             0            5,000
Investment securities
    Available for sale (at estimated market value)                       312,728          219,435
    Held to maturity (at cost)                                           370,390          369,339
                                                                     -----------      -----------
            Total investment securities                                  683,118          588,774
                                                                     -----------      -----------

Loans held for sale                                                       40,557           54,685
                                                                     -----------      -----------
Loans held in portfolio, net of unearned discounts                       900,556          791,315
Less allowance for loan losses                                            14,459           13,549
                                                                     -----------      -----------
            Loans, net                                                   886,097          777,766
                                                                     -----------      -----------

Customers' liability under acceptances                                       954            1,545
Excess cost over equity in net assets of the banking subsidiary           21,158           21,158
Premises and equipment, net                                                9,226            9,263
Other real estate                                                            830              823
Accrued interest receivable                                                5,070            4,882
Bank owned life insurance                                                 21,872           20,831
Other assets                                                              24,260           16,176
                                                                     -----------      -----------
                                                                     $ 1,758,746      $ 1,561,950
                                                                     ===========      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
    Noninterest-bearing                                              $   474,092      $   401,568
    Interest-bearing                                                     737,649          645,540
                                                                     -----------      -----------
            Total deposits                                             1,211,741        1,047,108

Securities sold under agreements to repurchase - customers                42,491           60,926
Securities sold under agreements to repurchase - dealers                  51,328           40,000
Federal funds purchased                                                   10,000                0
Commercial paper                                                          28,799           29,319
Other short-term borrowings                                               56,871           37,031
Acceptances outstanding                                                      954            1,545
Accrued expenses and other liabilities                                    77,603           75,467

Long-term debt                                                           135,774          140,774
                                                                     -----------      -----------
            Total liabilities                                          1,615,561        1,432,170
                                                                     -----------      -----------

Shareholders' equity                                                     143,185          129,780

                                                                     -----------      -----------
                                                                     $ 1,758,746      $ 1,561,950
                                                                     ===========      ===========



MEMORANDA
    Available for sale securities - amortized cost                   $   308,890      $   212,778
    Held to maturity securities - estimated market value                 374,978          382,084
    Shares outstanding
        Preferred - Series D                                             224,432          232,206
        Common issued (1)                                             16,244,549       16,107,005
        Common in treasury                                             1,306,587        1,261,061

(1) The prior period has been restated to reflect the five- for- four stock split effected in September 2003.

                                STERLING BANCORP
                              STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             THREE MONTHS                   TWELVE MONTHS
                                                           ENDED DECEMBER 31,              ENDED DECEMBER 31,
                                                    ----------------------------      ----------------------------
                                                        2003            2002            2003              2002
                                                    -----------      -----------      -----------      -----------
INTEREST INCOME
Loans                                               $    15,604      $    14,955      $    61,622      $    57,914
Investment securities - available for sale                3,435            3,450           10,602           16,214
Investment securities - held to maturity                  4,439            5,016           19,269           19,759
Federal funds sold                                           19               52               64              277
Deposits with other banks                                     4                7               25               33
                                                    -----------      -----------      -----------      -----------
            Total interest income                        23,501           23,480           91,582           94,197
                                                    -----------      -----------      -----------      -----------

INTEREST EXPENSE
Deposits                                                  2,208            2,723            8,887           12,466
Securities sold under agreements to repurchase              420              227            1,443            1,292
Federal funds purchased                                       9               10               65               45
Commercial paper                                             72              139              264              655
Other short-term borrowings                                 129              200              545              573
Long-term debt                                            1,572            1,605            6,387            6,178
                                                    -----------      -----------      -----------      -----------
            Total interest expense                        4,410            4,904           17,591           21,209
                                                    -----------      -----------      -----------      -----------

Net interest income                                      19,091           18,576           73,991           72,988
Provision for loan losses                                 2,604            2,339            8,740           10,771
                                                    -----------      -----------      -----------      -----------
Net interest income after provision
    for loan losses                                      16,487           16,237           65,251           62,217
                                                    -----------      -----------      -----------      -----------

NONINTEREST INCOME
Factoring income                                          1,553            1,419            5,947            6,156
Mortgage banking income                                   3,698            2,660           14,606           10,255
Service charges on deposit accounts                       1,212            1,273            4,906            4,962
Trade finance income                                        543              699            2,337            2,575
Trust fees                                                  178              188              647              664
Other service charges and fees                              444              387            1,923            1,846
Bank owned life insurance income                            252              476            1,042            1,290
Securities gains                                            253              127              551              996
Other income                                                118               86              597              512
                                                    -----------      -----------      -----------      -----------
            Total noninterest income                      8,251            7,315           32,556           29,256
                                                    -----------      -----------      -----------      -----------

NONINTEREST EXPENSES
Salaries and employee benefits                            9,136            7,821           35,053           32,155
Occupancy expenses, net                                   1,157            1,127            4,788            4,920
Equipment expenses                                          808              693            2,854            2,658
Advertising & marketing                                     645              787            3,160            3,309
Professional fees                                           658            1,401            3,122            3,738
Data processing fees                                        232              284            1,012            1,271
Stationery & printing                                       228              213              904            1,052
Communications                                              351              429            1,581            1,626
Mortgage tax expense                                        160              200              916              719
Other expenses                                            1,301            1,304            5,520            5,947
                                                    -----------      -----------      -----------      -----------
            Total noninterest expenses                   14,676           14,259           58,910           57,395
                                                    -----------      -----------      -----------      -----------

Income before income taxes                               10,062            9,293           38,897           34,078
Provision for income taxes                                3,679            3,557           14,693           12,300
                                                    -----------      -----------      -----------      -----------

NET INCOME                                          $     6,383      $     5,736      $    24,204      $    21,778
                                                    ===========      ===========      ===========      ===========

Average number of common
    shares outstanding (1)
        Basic                                        14,936,004       14,844,285       14,883,440       14,947,313
        Diluted                                      15,923,631       15,598,311       15,758,058       15,797,524
Earnings per average common share (1)
        Basic                                       $      0.43      $      0.38      $      1.62      $      1.45
        Diluted                                            0.40             0.36             1.53             1.37
Dividends per common share (1)                             0.19             0.15             0.68             0.51

(1) Prior periods have been restated to reflect the five- for- four stock split effected in September 2003.

                                STERLING BANCORP
                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (IN THOUSANDS)

                                                       THREE MONTHS                TWELVE MONTHS
                                                     ENDED DECEMBER 31,           ENDED DECEMBER 31,
                                                   ---------------------       -----------------------
                                                    2003          2002           2003           2002
                                                   -------       -------       --------       --------
NET INCOME                                         $ 6,383       $ 5,736       $ 24,204       $ 21,778

Other comprehensive income, net of tax:
    Unrealized holding (losses)/gains arising
        during the period                             (796)         (314)        (1,227)         3,021
    Less:
        Reclassification adjustment for

          gains included in net income                (137)          (69)          (298)          (539)
    Minimum pension liability adjustment              (782)       (2,271)          (782)        (2,271)
                                                   -------       -------       --------       --------

COMPREHENSIVE INCOME                               $ 4,668       $ 3,082       $ 21,897       $ 21,989
                                                   =======       =======       ========       ========

                                STERLING BANCORP
                  STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                                 (IN THOUSANDS)

                                                           THREE MONTHS                  TWELVE MONTHS
                                                         ENDED DECEMBER 31,             ENDED DECEMBER 31,
                                                     -------------------------       -------------------------
                                                       2003            2002             2003            2002
                                                     ---------       ---------       ---------       ---------
BALANCE, AT BEGINNING OF PERIOD                      $ 140,945       $ 128,487       $ 129,780       $ 128,477
Net income for period                                    6,383           5,736          24,204          21,778
Options exercised                                            0              37           1,547           4,199
Purchase of common shares for treasury                       0            (376)           (256)        (15,501)
Common stock issued in connection
   with acquisition                                          0             400               0             400
Capital stock split/dividend - cash in lieu                  0             (32)            (32)            (32)
Cash dividends
    Common shares                                       (2,819)         (2,229)        (10,111)         (7,572)
    Preferred shares                                       (31)            (28)           (125)           (113)
Surrender of shares issued under
    incentive compensation plan                              0               0            (494)         (3,034)
Amortization of unearned compensation                      422             439             979             967
Change in net unrealized holding (losses)/gains
    on available for sale securities                      (796)           (314)         (1,227)          3,021
Reclassification adjustment for (gains)
    included in net income                                (137)            (69)           (298)           (539)
Minimum pension liability adjustment                      (782)         (2,271)           (782)         (2,271)
                                                     ---------       ---------       ---------       ---------

BALANCE, AT END OF PERIOD                            $ 143,185       $ 129,780       $ 143,185       $ 129,780
                                                     =========       =========       =========       =========

                                STERLING BANCORP
                           AVERAGE BALANCE SHEETS (1)
                             (dollars in thousands)

                                                                                 THREE MONTHS ENDED
                                                      ------------------------------------------------------------------------------
                                                                   DECEMBER 31, 2003                    DECEMBER 31, 2002
                                                      -------------------------------------    -------------------------------------
                                                        AVERAGE                     AVERAGE      AVERAGE                     AVERAGE
                                                        BALANCE        INTEREST      RATE        BALANCE        INTEREST      RATE
                                                      -----------      --------     -------    -----------      --------     -------
ASSETS
  Interest-bearing deposits with other banks          $     2,861       $     4      0.62 %    $     3,758       $     7      1.45 %
  Investment securities - available for sale              267,760         3,096      4.60          198,980         3,093      6.22
  Investment securities - held to maturity                352,450         4,439      5.06          337,522         5,016      5.94
  Investment securities - tax exempt(2)                    31,009           576      7.37           32,671           606      7.35
  Federal funds sold                                        7,881            19      0.96           13,478            52      1.50
  Loans, net of unearned discount(3)                      895,987        15,604      7.23          798,669        14,955      7.89
                                                      -----------       -------                -----------       -------
            TOTAL INTEREST-EARNING ASSETS               1,557,948        23,738      6.20 %      1,385,078        23,729      7.04 %
                                                                        -------      ====                        -------      ====

  Cash and due from banks                                  61,269                                   50,275
  Allowance for loan losses                               (15,139)                                 (13,593)
  Excess cost over equity in
    net assets of the bank                                 21,158                                   21,158
  Other                                                    64,449                                   57,845
                                                      -----------                              -----------
                     TOTAL ASSETS                     $ 1,689,685                              $ 1,500,763
                                                      ===========                              ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
  Interest-bearing deposits
    Domestic
      Savings                                         $    29,007            25      0.34 %    $    25,319            31      0.49 %
      NOW                                                 122,173           148      0.48          117,603           186      0.63
      Money market                                        180,002           227      0.50          162,178           235      0.57
      Time                                                387,806         1,800      1.84          375,091         2,257      2.39
    Foreign
      Time                                                  3,000             8      1.06            3,000            14      1.77
                                                      -----------       -------                -----------       -------
                    TOTAL DEPOSITS                        721,988         2,208      1.21          683,191         2,723      1.58
                                                      -----------       -------                -----------       -------
  Borrowings
    Securities sold under agreements to
       repurchase - customers                              79,336           238      1.19           58,989           224      1.50
    Securities sold under agreements to
       repurchase - dealers                                63,236           182      1.14              851             3      1.63
    Federal funds purchased                                 3,413             9      1.04            2,989            10      1.30
    Commercial paper                                       26,965            73      1.07           31,598           139      1.75
    Other short-term debt                                  34,506           128      1.48           32,402           200      2.45
    Long-term debt                                        137,187         1,572      4.58          140,774         1,605      4.56
                                                      -----------       -------                -----------       -------
                   TOTAL BORROWINGS                       344,643         2,202      2.55          267,603         2,181      3.25
                                                      -----------       -------                -----------       -------
          TOTAL INTEREST-BEARING LIABILITIES            1,066,631         4,410      1.65 %        950,794         4,904      2.05 %
                                                      -----------       -------      ====      -----------       -------      ====
Noninterest-bearing demand deposits                       399,524                                  334,471
Other liabilities                                          84,477                                   87,873
                                                      -----------                              -----------

                  Total Liabilities                     1,550,632                                1,373,138

Shareholders' equity                                      139,053                                  127,625
                                                      -----------                              -----------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 1,689,685                              $ 1,500,763
                                                      ===========                              ===========
Net interest income/spread                                               19,328      4.55 %                       18,825      4.99 %
                                                                                     ====                                     ====
Net yield on interest-earning assets                                                 5.02 %                                   5.55 %
                                                                                     ====                                     ====
Less: Tax equivalent adjustment                                             237                                      249
                                                                        -------                                  -------
Net interest income                                                     $19,091                                  $18,576
                                                                        =======                                  =======


(1) The average balances of assets, liabilities and shareholders' equity are computed on the basis of daily averages. Average rates are presented on a tax equivalent basis. Certain reclassifications have been made to 2002 amounts to conform to current presentation.

(2) Interest on tax-exempt securities is presented on a tax equivalent basis.

(3) Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

                                STERLING BANCORP
                           AVERAGE BALANCE SHEETS (1)
                             (dollars in thousands)

                                                                                  TWELVE MONTHS ENDED
                                                      ------------------------------------------------------------------------------
                                                                 DECEMBER 31, 2003                        DECEMBER 31, 2002
                                                      ------------------------------------     -------------------------------------
                                                        AVERAGE                    AVERAGE       AVERAGE                     AVERAGE
                                                        BALANCE         INTEREST    RATE         BALANCE         INTEREST     RATE
                                                      -----------       -------    -------     -----------       -------     -------
ASSETS
  Interest-bearing deposits with other banks          $     3,473       $    25      0.73 %    $     3,494       $    33      1.20 %
  Investment securities - available for sale              188,876         9,206      4.86          238,947        14,748      6.17
  Investment securities - held to maturity                372,213        19,269      5.18          316,864        19,759      6.24
  Investment securities - tax exempt(2)                    31,916         2,370      7.43           33,579         2,489      7.41
  Federal funds sold                                        5,759            64      1.12           16,704           277      1.66
  Loans, net of unearned discount(3)                      857,354        61,622      7.68          746,115        57,914      8.52
                                                      -----------       -------                -----------       -------
            TOTAL INTEREST-EARNING ASSETS               1,459,591        92,556      6.58 %      1,355,703        95,220      7.39 %
                                                                        -------      ====                        -------      ====

  Cash and due from banks                                  58,350                                   49,994
  Allowance for loan losses                               (14,720)                                 (13,986)
  Excess cost over equity in
    net assets of the bank                                 21,158                                   21,158
  Other                                                    63,244                                   54,053
                                                      -----------                              -----------
                     TOTAL ASSETS                     $ 1,587,623                              $ 1,466,922
                                                      ===========                              ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
  Interest-bearing deposits
    Domestic
      Savings                                         $    27,554            98      0.35 %    $    25,882           154      0.60 %
      NOW                                                 119,730           586      0.49          112,301           880      0.78
      Money market                                        165,666           792      0.48          164,578         1,321      0.80
      Time                                                367,798         7,370      2.00          370,536        10,053      2.71
    Foreign
      Time                                                  3,000            41      1.38            2,999            58      1.94
                                                      -----------       -------                -----------       -------
                    Total Deposits                        683,748         8,887      1.30          676,296        12,466      1.84
                                                      -----------       -------                -----------       -------
  Borrowings
    Securities sold under agreements to
       repurchase - customers                              71,648           877      1.22           63,540         1,163      1.83
    Securities sold under agreements to
       repurchase - dealers                                46,219           566      1.22            6,960           129      1.85
    Federal funds purchased                                 5,463            65      1.20            2,613            45      1.72
    Commercial paper                                       23,819           264      1.11           31,885           655      2.06
    Other short-term debt                                  31,853           545      1.71           23,885           573      2.40

    Long-term debt                                        139,870         6,387      4.57          140,153         6,178      4.41
                                                      -----------       -------                -----------       -------
                   Total Borrowings                       318,872         8,704      2.73          269,036         8,743      3.25
                                                      -----------       -------                -----------       -------
          Total Interest-Bearing Liabilities            1,002,620        17,591      1.76 %        945,332        21,209      2.24 %
                                                      -----------       -------      ====      -----------       -------      ====
Noninterest-bearing demand deposits                       370,554                                  315,757
Other liabilities                                          80,299                                   79,559
                                                      -----------                              -----------
                  Total Liabilities                     1,453,473                                1,340,648

Shareholders' equity                                      134,150                                  126,274
                                                      -----------                              -----------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 1,587,623                              $ 1,466,922
                                                      ===========                              ===========

Net interest income/spread                                               74,965      4.82 %                       74,011      5.15 %
                                                                                     ====                                     ====
Net yield on interest-earning assets                                                 5.33 %                                   5.74 %
                                                                                     ====                                     ====
Less: Tax equivalent adjustment                                             974                                    1,023
                                                                        -------                                  -------
Net interest income                                                     $73,991                                  $72,988
                                                                        =======                                  =======


(1) The average balances of assets, liabilities and shareholders' equity are computed on the basis of daily averages. Average rates are presented on a tax equivalent basis. Certain reclassifications have been made to 2002 amounts to conform to current presentation.

(2) Interest on tax-exempt securities is presented on a tax equivalent basis.

(3) Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

                        STERLING BANCORP AND SUBSIDIARIES
                            RATE/VOLUME ANALYSIS (1)
                                 (IN THOUSANDS)

                                                                          INCREASE/(DECREASE)
                                                                          THREE MONTHS ENDED
                                                                          DECEMBER 31, 2003
                                                                  ---------------------------------
                                                                  VOLUME         RATE         NET (2)
                                                                  -------       -------       -----
INTEREST INCOME
Interest-bearing deposits with other banks                        $    (1)      $    (2)      $  (3)
                                                                  -------       -------       -----
Investment securities - available for sale                            928          (925)          3
Investment securities - held to maturity                              212          (789)       (577)
Investment securities - tax exempt                                    (32)            2         (30)
                                                                  -------       -------       -----
      Total investment securities                                   1,108        (1,712)       (604)
                                                                  -------       -------       -----
Federal funds sold                                                    (18)          (15)        (33)
Loans, net of unearned discounts (3)                                1,960        (1,311)        649
                                                                  -------       -------       -----
TOTAL INTEREST INCOME                                             $ 3,049       $(3,040)      $   9
                                                                  =======       =======       =====

INTEREST EXPENSE
Interest-bearing deposits
  Domestic
    Savings                                                       $     5       $   (11)      $  (6)
    NOW                                                                 7           (45)        (38)
    Money market                                                       24           (32)         (8)
    Time                                                               75          (532)       (457)
  Foreign
    Time                                                                0            (6)         (6)
                                                                  -------       -------       -----
      Total interest-bearing deposits                                 111          (626)       (515)
                                                                  -------       -------       -----

Borrowings
  Securities sold under agreements to repurchase - customers           66           (52)         14
  Securities sold under agreements to repurchase - dealers            180            (1)        179
  Federal funds purchased                                               1            (2)         (1)
  Commercial paper                                                    (18)          (48)        (66)
                                                                       12           (84)        (72)
  Long-term debt - FHLB                                               (40)            7         (33)
                                                                  -------       -------       -----
      Total borrowings                                                201          (180)         21
                                                                  -------       -------       -----

TOTAL INTEREST EXPENSE                                            $   312       $  (806)      $(494)
                                                                  =======       =======       =====

NET INTEREST INCOME                                               $ 2,737       $(2,234)      $ 503
                                                                  =======       =======       =====

(1)      The above table is presented on a tax equivalent basis.

(2) Changes in interest income and interest expense due to a combination of both volume and rate have been allocated to the change due to volume and the change due to rate in proportion to the relationship of change due solely to each.

(3) Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

                        STERLING BANCORP AND SUBSIDIARIES
                            RATE/VOLUME ANALYSIS (1)
                                 (IN THOUSANDS)

                                                                         INCREASE/(DECREASE)
                                                                         TWELVE MONTHS ENDED
                                                                          DECEMBER 31, 2003
                                                                  ------------------------------------
                                                                  VOLUME          RATE         NET (2)
                                                                  -------       --------       -------
INTEREST INCOME
Interest-bearing deposits with other banks                        $     0       $     (8)      $    (8)
                                                                  -------       --------       -------
Investment securities - available for sale                         (2,753)        (2,789)       (5,542)
Investment securities - held to maturity                            3,157         (3,647)         (490)
Investment securities - tax exempt                                   (119)             0          (119)
                                                                  -------       --------       -------
      Total investment securities                                     285         (6,436)       (6,151)
                                                                  -------       --------       -------

Federal funds sold                                                   (143)           (70)         (213)
Loans, net of unearned discounts (3)                                9,777         (6,069)        3,708

                                                                  -------       --------       -------
TOTAL INTEREST INCOME                                             $ 9,919       $(12,583)      $(2,664)
                                                                  =======       ========       =======

INTEREST EXPENSE
Interest-bearing deposits
  Domestic
    Savings                                                       $    10       $    (66)      $   (56)
    NOW                                                                54           (348)         (294)
    Money market                                                        9           (538)         (529)
    Time                                                              (73)        (2,610)       (2,683)
  Foreign
    Time                                                                0            (17)          (17)
                                                                  -------       --------       -------
      Total interest-bearing deposits                                   0         (3,579)       (3,579)
                                                                  -------       --------       -------

Borrowings
  Securities sold under agreements to repurchase - customers          135           (421)         (286)
  Securities sold under agreements to repurchase - dealers            495            (58)          437
  Federal funds purchased                                              37            (17)           20
  Commercial paper                                                   (138)          (253)         (391)
  Other short-term debt                                               162           (190)          (28)
  Long-term debt                                                      (12)           221           209
                                                                  -------       --------       -------
      Total borrowings                                                679           (718)          (39)
                                                                  -------       --------       -------

TOTAL INTEREST EXPENSE                                            $   679       $ (4,297)      $(3,618)
                                                                  =======       ========       =======

NET INTEREST INCOME                                               $ 9,240       $ (8,286)      $   954
                                                                  =======       ========       =======

(1)      The above table is presented on a tax equivalent basis.

(2) Changes in interest income and interest expense due to a combination of both volume and rate have been allocated to the change due to volume and the change due to rate in proportion to the relationship of change due solely to each.

(3) Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.